UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           March 15 , 2005

TRW AUTOMOTIVE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)

(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
SIGNATURE

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Credit Agreement

     On March 15, 2005, TRW Automotive Holdings Corp. (the “Company”) and its wholly owned subsidiaries, TRW Automotive Inc. (“TAI”) and TRW Automotive Intermediate Holdings Corp., and certain of the Company’s foreign subsidiaries, entered into an amendment (the “Amendment”) to their Fourth Amended and Restated Credit Agreement dated as of December 17, 2004 (the “Credit Agreement”) with the lenders party thereto and JPMorgan Chase Bank, as administrative agent, Bank of America, N.A. and Goldman Sachs Credit Partners L.P., as co-syndication agents, and Credit Suisse First Boston and The Bank of Nova Scotia, as co-documentation agents. Capitalized terms used herein and not otherwise defined have the meanings given them in the Credit Agreement.

     The Amendment provides for the following: (i) that an equity offering may consist of a public or private sale of the common stock of the Company; (ii) an additional basket under Section 6.06 of the Credit Agreement to permit stock buybacks of up to $350 million in instances where the Leverage Ratio as of the most recently ended fiscal quarter is less than 3.0 to 1.0; (iii) an additional basket under Section 6.01 of the Credit Agreement to allow the issuance of up to $350 million of additional Indebtedness the proceeds of which shall be used to repay Term Loans or to reduce Revolving Loans on a non-permanent basis; and (iv) that the refinancing of TAI’s outstanding senior subordinated notes with notes that are similar in terms of subordination to TAI’s senior notes shall be permitted.

     Except as amended by the Amendment, the provisions of the Credit Agreement have not changed and remain in effect and as described in our Form 8-K filed with the Securities and Exchange Commission on December 22, 2004 and in our Form 10-K for the year ended December 31, 2004.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information set forth in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: March 17, 2005	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer